Exhibit 32.2

TELETOUCH COMMUNICATIONS, INC.

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

April 14, 2004

In connection with the Quarterly Report of TELETOUCH COMMUNICATIONS, INC. (the “Company”) on Form 10-Q for the quarter ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I J. Kernan Crotty, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 14, 2004	/s/ J. Kernan Crotty
J. Kernan Crotty President and Chief Financial Officer

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